UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 21, 2010

ALPINE TOTAL DYNAMIC DIVIDEND FUND
(Exact name of registrant as specified in its charter)

Delaware	811-21980	20-5785181
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 Westchester Avenue, Suite 215, Purchase, New York, 10577

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (914) 251-0880

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 15, 2010, the Board of Trustees of Alpine Total Dynamic Dividend Fund (the “Fund”) approved and adopted an amendment (the “Amendment”) to the By-Laws of the Fund. The Amendment was effective as of September 15, 2010. The Amendment sets forth the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders.

The preceding is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:

/s/ Ronald Palmer

Ronald Palmer

Chief Financial Officer

Date: September 21, 2010